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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 3, 2001



                        CINEMASTAR LUXURY THEATERS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                        0-25252               33-0451054
-----------------------------------    ----------------     --------------------
   (State or Other Jurisdiction          (Commission           (IRS Employer
         of incorporation)               File Number)        Identification No.)


           7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

        Registrant's telephone number, including area code (760) 929-2525
                                                           --------------


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         This Form 8-K/A is filed to amend the Form 8-K filed by CinemaStar Luxury Theatres, Inc. (the "Registrant") on January 19, 2001. Items 4(a)(iv) and
(v) have been amended to include the interim period through January 3, 2001.

(a)      Previous independent accountants.

         (i) On January 3, 2001, the independent accountants for the Registrant, Arthur Andersen LLP, were dismissed.

         (ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of the auditors' report covering the Registrant's financial statements included in the Registrant's Form 10-KSB for the year ended March 31, 2000, which contained a modification regarding the Registrant's ability to continue as a going concern.

         (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         (iv) In connection with the audits for the two most recent fiscal years and through January 3, 2001, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through January 3, 2001, there have been no reportable events as defined in Regulation S-B Item 304(a)(1)(iv).

         (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 30, 2001, is filed as Exhibit 16 of this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Exhibits.

         16 Letter of Arthur Andersen LLP dated January 30, 2001, regarding the amended disclosure contained in Item 4(a)(iv) and (v) of this report on Form 8-K/A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CINEMASTAR LUXURY THEATERS, INC.


Dated:  January 30, 2001         By: /s/ Donald H. Harnois, Jr.
                                     -------------------------------------------
                                      Donald H. Harnois, Jr.
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

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           Exhibit #                                       Item
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
               16                             Letter of Arthur Andersen LLP


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